Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT


          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of May __, 2002 by and among Astea International Inc. (the "Company"), a Delaware corporation, and each of the shareholders listed on Schedule A hereto (each a "Holder" and collectively, the "Holders").

                                    RECITALS
                                    --------

     A. As of the date of this Agreement, the Holders are the record and beneficial owners of the number of shares of the common stock of the Company, $0.01 par value (the "Common Stock) set forth next to each such Holder's name on Schedule A.

     B. As an accommodation to the Holders, and not as an inducement for the Holders to purchase or retain the Securities, the Company is willing to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act") the proposed sale or transfer of the Securities by the Holders.

          In consideration of the mutual promises contained in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

          1. Definitions. For purposes of this Agreement:

               (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

               (b) The term "Securities" means the shares of Common Stock held, as of the date of this Agreement, by the Holders as reflected on Schedule A, and any Common Stock issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock of the Company, but shall not include any additional shares of Common Stock acquired by the Holders from the Company or otherwise after the date hereof.

          2. Registration. Not later than thirty (30) days after this Agreement has been signed by the last of the Company and all of the Holders, the Company shall use commercially reasonable efforts to file a registration statement on Form S-3 to effect the registration under the Securities Act of the Securities; provided, however, that any Holder may inform the Company in writing pursuant to this Agreement that such Holder does not want the Securities held by such Holder to be included in such registration. Any such notice must be received by the Company


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not later than ten (10) days after this Agreement has been signed by the Holder delivering such notice. In addition, it is understood that this deadline shall be extended without liability in the event that Arthur Andersen is unable to grant its consent in a timely manner

          3. Obligations of the Company. If and whenever the Company is required to effect the registration of the Securities under the Securities Act as provided in this Agreement, the Company shall, as promptly as reasonably possible:

               (a) prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to the Securities, other than any Securities excluded by Holders pursuant to
Section 2, and thereafter use its commercially reasonable efforts to cause the Registration Statement to become effective, and keep the Registration Statement effective pursuant to Rule 415 for the period of time specified in Section 5(c) of this Agreement;

               (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the period of time specified in Section 5(c) of this Agreement, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of the Securities covered by the Registration Statement;

               (c) furnish promptly to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto (in each case including all exhibits), in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of the Securities;

               (d) use its commercially reasonable efforts (i) to register and qualify the Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holders (provided, however, that the Company shall not be required to so register or qualify the Securities in more than eight states)
(ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until the third anniversary of the date of this Agreement and (iv) to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to: (i) qualify generally to do business in any such jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) file a general consent to service of process in any such jurisdictions, (iii) subject itself to taxation in any such jurisdiction, or (iv) provide any undertaking or make any change in its charter or by-laws which the Board of Directors determines to be contrary to the best interests of the Company;

               (e) in the event underwriters are chosen for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form as may be

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reasonably acceptable to the Company, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering;

               (f) notify the Holders (or, in the event of an underwritten offering, the managing underwriter) at any time when a prospectus relating to Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, may include an untrue statement of a material fact or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Following the request of the any Holder the Company shall as soon as practicable amend or supplement the Registration Statement to correct any such untrue statement or omission so that, as thereafter delivered to the purchasers of such Securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and furnish to each Holder such number of copies of a supplement to or an amendment of such prospectus as may be reasonably requested;

               (g) notify the Holders (or, in the event of an underwritten offering, the managing underwriter) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will use its commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

               (h) permit counsel designated by the Holders to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC; and

               (i) take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates promptly following the sale of Securities in accordance with the Registration Statement (not bearing any restrictive legend) representing the Securities sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders or any underwriters may reasonably request.

          4. Selection of Underwriters.

               (a) The Holders of a majority of the then unsold Securities covered by the Registration Statement shall have the right to select one or more underwriters from time to time to participate in the sale of the Securities; provided, however, that such selection shall be subject to the prior written approval of the Company , which approval will not be unreasonably withheld.

               (b) No Holder may participate in any sale pursuant to the Registration Statement in which an underwriter is engaged unless such Holder:
(i) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holders of a majority of the then unsold Securities, and (ii) completes and executes all questionnaires, powers

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of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements; provided that the Holders shall not be required to make any representations or warranties to the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution.

          5. Limitations on Registration Obligations; Holdback.

               (a) The Company shall not be required to effect the registration contemplated by this Agreement unless: (i) the Company and the transaction proposed to be registered is eligible for registration on Form S-3 under the Securities Act, and/or any comparable short-form registration statement providing for automatic incorporation by reference of reports filed pursuant to the 1934 Act (as hereafter defined); and (ii) this Agreement is signed by the Company and all of the Holders not later than May 15, 2002.

               (b) The Company may delay the filing, delay the effectiveness or suspend the effectiveness of the registration statement of the Company covering the Securities or require the Holders to suspend sales or other dispositions of the Securities under an effective Registration Statement, (i) 30 days prior to the anticipated commencement of an underwritten public offering by the Company's of its equity securities and 90 days subsequent to the consummation of such underwritten public offering unless, in the good faith judgment of the managing or lead underwriter or underwriters thereof, which is confirmed in writing, such filing would not have an adverse effect on such offering or (ii) if counsel to the Company determines in good faith that the filing or effectiveness of such registration statement would require the Company to disclose a material financing, acquisition or other corporate transaction or development, and the board of directors of the Company shall have determined in good faith that such disclosure is not in the best interests of the Company, provided that the Company may not delay the filing or effectiveness of any registration statement pursuant to this Section 5(b) beyond the earlier to occur of (x) the date on which such information disclosed to the public or ceases to be material or the Company is commercially reasonably able to comply with such disclosure obligations or (y) ninety (90) days after counsel to the Company makes such good faith determination (each an "Allowed Delay"). In the event of an Allowed Delay, the Company shall promptly (x) notify the Holders in writing (a "Delay Notice") of the existence (but not the substance) of the Allowed Delay and (y) advise the Holders in writing to cease all sales or other dispositions under such Registration Statement until the expiration of the period provided for in the Delay Notice. The Company shall exercise commercially reasonable efforts to minimize the duration of any Allowed Delay under the facts and circumstances. To the extent required by this Agreement, upon expiration of the Allowed Delay, the Company shall again file, cause the effectiveness of, or permit the resumption of sales and dispositions under the Registration Statement.

               (c) Notwithstanding anything to the contrary in this Agreement, the Company shall only be required to use its commercially reasonable efforts to maintain the effectiveness of any Registration Statement covering the Securities for a period of one (1) year from the date the initial Registration Statement covering the Securities is declared effective by the SEC or, if earlier, until the Holders have sold or otherwise disposed of the Securities covered by such Registration Statement; provided, however, that one (1) year period shall be extended to the extent of any Allowed Delay.

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          6. Obligations of the Holders. In connection with the registration of the Securities, each of the Holders shall:

               (a) furnish to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Securities held by it as shall be reasonably requested by the Company and shall execute such documents in connection with such registration as the Company may reasonably request;

               (b) cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement or any amendment or supplement thereto;

               (c) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f),and/or 3(g) of this Agreement, immediately discontinue disposition of the Securities pursuant to a Registration Statement covering such the Securities, in the case of a notice pursuant to Section 3(f), until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by such Section 3(f); and, if so directed by the Company, deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder's possession, of the prospectus covering such the Securities current at the time of receipt of the notice of the happening of an event as described in such sections;

               (d) upon receipt of any Delay Notice, immediately discontinue the sale or disposition of the Securities until the expiration of the Allowed Delay or any extension thereof pursuant to a subsequent Delay Notice; and

               (e) comply with all applicable laws and regulations in connection with any sale, transfer or other disposition of the Securities.

          7. Expenses.

               (a) The Holders shall pay all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC, state "blue sky," securities exchange, The Nasdaq Stock Market or NASD registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws, rating agency fees, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company, fees and disbursements of independent certified public accountants for the Company (including the expenses of any special audit or other work required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company; provided, however, that the aggregate amount of fees and expenses the Holders shall be required to pay pursuant to this Section 7 shall not exceed Thirty-Five Thousand Dollars ($35,000). Any fees and expenses incurred in connection with the performance by the Company of its obligations hereunder in excess of such amount shall be borne by the Company.

               (b) The expenses described in (a) shall be paid by the Holders in proportion to the number of Securities held by each Holder included in the Registration

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Statement or as such Holders may otherwise agree. Such expenses shall be paid by the Holders upon presentation of demand for payment, which shall be no later than 30 days after the effective date of the Registration Statement, together with reasonable detail concerning the nature and amount of such expenses. If the Holders shall fail to pay such expenses in full within ten (10) business days after receipt of the demand for payment, the Company's obligations under this Agreement shall immediately cease, and the Company shall further be entitled to all legal and other remedies in connection with such breach by the Holders.

               (c) All underwriting discounts or commissions attributable to the sale of Securities, and all fees and expenses of any counsel, accountants or other agents for the Holders (or any of them), shall be borne by the Holders in accordance with the terms of any underwriting, brokerage or other arrangements made by the Holders, and the Company shall have no obligations or liabilities with respect to such selling or other expenses.

          8. Indemnification. In the event any Securities of the Company are included in a Registration Statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of their and any underwriter (as defined in the Securities Act) for the Holders and each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and the Company will reimburse the Holders and such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent will not be unreasonably withheld; nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which is in conformity with information furnished by or on behalf of the Holders or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such underwriter or controlling person.

               (b) To the extent permitted by law, each Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other

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stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent that such Violation occurs in conformity with information furnished by or on behalf of such Holder or any underwriter or controlling person (as described in (a) above); and such Holder will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action: provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld.

               (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnified party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnified party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8. The indemnification required by this Section 8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

               (d) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified

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parties, and the parties' relative intent, knowledge, access to information and the opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 8(a) and 8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in Section 8(d).

          9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holders to sell the Securities to the public without registration, the Company agrees to:

               (a) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and

               (b) furnish to each Holder, so long as such Holder owns any of the Securities, promptly upon request: (i) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company pursuant to the requirements of the 1934 Act, and (iii) such other information as may be reasonably requested in availing the Holders of any rule or regulation of the SEC which permits the selling of the Securities without registration.


          10. Representations and Warranties.

               (a) The Company represents and warrants to the Holders as follows:

                    (i) The Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company are within the Company's corporate powers and duly authorized by all necessary corporate action on the part of the Company and do not require any action by or in respect of, or filing with, any governmental or regulatory authority, except as set forth in this Agreement or contravene, violate or constitute a default under, any requirement of law applicable to Company or any of its properties.

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                    (ii) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity.

                    (iii) As of the date of execution of this Agreement, the resale of Securities by the Holders is eligible for registration on Form S-3 under the Securities Act, and/or any comparable short-form registration statement providing for automatic incorporation by reference of reports filed pursuant to the 1934 Act.

               (b) Each of the Holders hereby severally, and not jointly, represent and warrant to the Company as follows:

                    (i) The Holder's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Holder are within the Holder's legal power and authority and do not require any action by or in respect of, or filing with, any governmental or regulatory authority, except as set forth in this Agreement or contravene, violate or constitute a default under, any requirement of law applicable to the Holder or any of their respective properties or any contract, understanding or agreement to which the Holder or any of such Holder's properties is bound or subject.

                    (ii) This Agreement has been duly executed and delivered by the Holder and constitutes the legal, valid and binding obligation of the Holder, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally and by general principles of equity.

          11. Joinder to Agreement. Each Holder's acceptance of this Agreement shall be reflected by his execution of a Joinder Agreement, substantially in the form attached to this Agreement as Exhibit A (the "Joinder Agreement"). The parties to this Agreement hereby consent to the joinder of Holders from time to time and acknowledge that, upon such joinder, such Holders shall be subject to the terms and conditions of this Agreement. The Company may, in its sole discretion, require any recipient of any Securities transferred by any Holder to execute and deliver a Joinder Agreement; provided, that such recipient is then or becomes the beneficial owner of the Securities equal to five percent (5%) or more of the Company's then outstanding Securities.

          12. Assignment. This Agreement shall be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of their respective successors and permitted assigns. This Agreement shall not be assignable by any Holder, by operation of law or otherwise, without the prior written consent of the Company.

          13. Amendment. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of

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a majority of the then unsold Securities. Any amendment or waiver effected in accordance with this Section 13 shall be binding upon each Holder and the Company.

          14. Termination of Obligations. The obligations of the Company pursuant to this Agreement shall terminate one (1) year from the effective date of the Registration Statement. The obligations of the Holders pursuant to this Agreement shall continue until all of the Securities have been sold or otherwise disposed of pursuant to the Registration Statement or otherwise.

          15. Remedies. Any parties having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to the courts specified in Section 17(c) (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          16. Miscellaneous.

               (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, with proper postage prepaid, or any nationally recognized overnight delivery service, with proper charges prepaid, addressed to the Company at: Astea International Inc., 455 Business Center Drive, Suite 100, Horsham, PA 19044-3415, Attention: Zack Bergreen; or to the Holders, at the address set forth under such Holder's name on its, his or her applicable Joinder Agreement; or at such other address as each such party furnishes by notice given in accordance with this Section 16(a).

               (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver. The waiver by any Holder, the Holders or the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach under this Agreement.

               (c) This Agreement shall be enforced, governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, notwithstanding the choice of law rules of Pennsylvania or any other jurisdiction. IN ADDITION, IN THE CASE OF ANY DISPUTE UNDER OR IN CONNECTION WITH THIS AGREEMENT, EACH HOLDER AND THE COMPANY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA IN AND FOR THE COUNTY IN WHICH THE COMPANY MAINTAINS ITS PRINCIPAL PLACE OF BUSINESS OR THE FEDERAL DISTRICT COURT FOR SUCH GEOGRAPHIC LOCATION, PROVIDED THAT SUCH FEDERAL COURT HAS SUBJECT MATTER JURISDICTION OVER SUCH DISPUTE, AND EACH HOLDER HEREBY WAIVES ANY CLAIM THAT SUCH HOLDER MAY HAVE AT ANY TIME AS TO FORUM NON

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CONVENIENS WITH RESPECT TO SUCH VENUE. Notwithstanding anything to the contrary set forth in the preceding sentence, the Company shall have the right to institute any legal action arising out of or relating to this Agreement in any appropriate court and in any jurisdiction.

               (d) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               (e) This Agreement is not intended to, and does not, create any rights in or confer any benefits upon anyone other than the parties hereto.

               (f) The headings used in this Agreement are for convenience only and are not intended to define or limit the contents or substance of any provision of this Agreement.

               (g) The parties understand and acknowledge that they have each been represented by (or have had the opportunity to be represented by) counsel in connection with the preparation, execution and delivery of this Agreement. This Agreement shall not be construed against any party for having drafted it.

               (h) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.




                            [Signature Page Follows]

               IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be duly executed as of the date first written above.



                                           ASTEA INTERNATIONAL INC.
                                           By:
                                               ---------------------------------
                                           Print Name:
                                                       -------------------------
                                           Title:
                                                  ------------------------------

                      [See Joinder Agreements For Holders]

                                JOINDER AGREEMENT
                                -----------------

                  The undersigned has executed this Joinder Agreement (this "Joinder") to join as a party in that certain Registration Agreement dated as of May __, 2002 (the "Agreement") by and among Astea International Inc., a Delaware corporation (the "Company"), and the Holders described therein, a copy of which is attached to this Joinder, and intending to be legally bound hereby, agrees that upon execution of this Joinder, the undersigned shall become a party to and be bound in all respects by the Agreement and including, without limitation, that the undersigned shall be deemed to be a "Holder" within the meaning of the Agreement, and shall have agreed to the provisions of Section 6(relating to obligations of the Holders) and of Section 16(c) thereof (relating to choice of law and consent to jurisdiction and venue).

FOR ENTITIES:                          ________________________________________
                                       Print Name of Holder
Dated:__________________________       By: ____________________________________
                                                Name of Authorized Officer
Attest:__________________________      Title: _________________________________

                                       Address of Entity Holder for Notices:
                                       -------------------------------------

                                       ________________________________________
                                       ________________________________________
                                       ________________________________________

FOR INDIVIDUALS:

Dated: _________________________       By: ____________________________________
                                                      Signature
Witness: _______________________           ____________________________________
               Signature                              Print Name

Print Name:_____________________

                                       Address of Individual Holder for Notices:
                                       -----------------------------------------

                                       _________________________________________
                                       _________________________________________
                                       _________________________________________

                          SCHEDULE A - LIST OF HOLDERS
                          ----------------------------

NAME AND ADDRESS                                       NUMBER OF SHARES
----------------                                       ----------------